Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770


Transactions effected pursuant to Rule 10f-3

Transaction #1: J.P. Morgan Enhanced Index Portfolio, purchase of CIT Group, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Enhanced Index Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
5,900 shares of common stock of CIT Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $23.00 per share on July 1, 2002. The underwriting spread paid was $0.92 per share. The percentage of the offering purchased by the J.P.
Morgan Enhanced Index Portfolio was 0.003% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.003%. This purchase represented 0.10% of the J.P. Morgan Enhanced Index Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.92 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770


Transaction #2: J.P. Morgan Enhanced Index Portfolio, purchase of Pinnacle West Cap Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

5.	From whom was the securities acquired.
First Boston Corp. First Boston Corp. was not an affiliated underwriter of the Portfolio.

6.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

7.	Terms of the transaction.
The J.P. Morgan Enhanced Index Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 300 shares of common stock of Pinnacle West Cap Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $31.50 per share on December 17, 2002. The underwriting spread paid was $1.103 per share. The percentage of the offering purchased by the J.P.
Morgan Enhanced Index Portfolio was 0.005% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.4%. This purchase represented 0.01% of the J.P.
Morgan Enhanced Index Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

8.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 forth quarter meeting as well as information supporting the reasonableness of the $1.103 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #3: J.P. Morgan Select Equity Portfolio, purchase of CIT Group Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Blaylock & Partners Ltd. Blaylock & Partners Ltd was not an affiliated underwriters of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Select Equity Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 100 shares of common stock of CIT Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $23.00 per share on July 1, 2002. The underwriting spread paid was $0.92 per share. The percentage of the offering purchased by the J.P. Morgan Select
Equity Portfolio was 0.0001% of the total offering.
The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.003%. This purchase represented 0.50% of the J.P. Morgan Select
Equity Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.92 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #4: J.P. Morgan Select Equity Portfolio, purchase of Pinnacle West Cap Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.From whom was the securities acquired.
First Boston Corp. First Boston Corp. was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Select Equity Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased 600 shares of common stock of Pinnacle West Cap Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $31.50 per share on December 17, 2002. The underwriting spread paid was $1.103 per share. The percentage of the offering purchased by the J.P.
Morgan Select Equity Portfolio was 0.011% of the total offering. The percentage of the offering purchased by associated portfolios of the Sub-adviser was 0.4%.
This purchase represented 0.02% of the J.P. Morgan
Select Equity Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 forth quarter meeting as well as information supporting the reasonableness of the $1.103 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #5: J.P. Morgan Small Cap Stock Portfolio, purchase of Platinum Underwriters Holdings Ltd.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	From whom was the securities acquired.
Goldman Sachs & Co. Goldman Sachs & Co. was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
7,050 shares of common stock of Platinum Underwriters
Holdings Ltd, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $22.50 per share on October 28, 2002. The underwriting spread paid was $1.00 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.10% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.5%. This purchase represented 0.30% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 Forth quarter meeting as well as information supporting the reasonableness of the $1.00 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.






Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #6: J.P. Morgan Small Cap Stock Portfolio, purchase of WellChoice, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
First Boston Brokerage. First Boston Brokerage was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
2,000 shares of common stock of WellChoice, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $25.00 per share on November 7, 2002. The underwriting spread paid was $1.49 per share. The percentage of the offering purchased by the J.P.
Morgan Small Cap Stock Portfolio was 0.013% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.20%. This purchase represented 0.10% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 forth quarter meeting as well as information supporting the reasonableness of the $1.49 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.





Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #7: J.P. Morgan Small Cap Stock Portfolio, purchase of Constar International, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Smith Barney. Salomon Smith Barney was not an affiliated underwriter of the Portfolio.

2.	 Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
9,600 shares of common stock of Constar International, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $12.00 per share on November 15, 2002. The underwriting spread paid was $0.84 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.10% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.00%. This purchase represented 0.20% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 forth quarter meeting as well as information supporting the reasonableness of the $0.84 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #8: J.P. Morgan Small Cap Stock Portfolio, purchase of Chicago Mercantile Holdings, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Portfolio.

2. Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Small Cap Stock Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
1,400 shares of common stock of Chicago Mercantile
Holdings, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $35.00 per share on December 5, 2002. The underwriting spread paid was $2.45 per share. The percentage of the offering purchased by the J.P. Morgan Small Cap Stock Portfolio was 0.031% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.50%. This purchase represented 0.10% of the J.P.
Morgan Small Cap Stock Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 forth quarter meeting as well as information supporting the reasonableness of the $2.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction  #9:  J.P. Morgan Quality Bond Portfolio, purchase of
SBC Communications, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
275,000 shares of SBC Communications, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $98.476 per share on August 14, 2002. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.027% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.0003%. This purchase represented 0.20% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #10: J.P. Morgan Quality Bond Portfolio, purchase of Goldman Sachs Group, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

5.	 From whom was the securities acquired.
Goldman Sachs & Co. Goldman Sachs & Co. was not an affiliated underwriter of the Portfolio.

6.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

7.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
325,000 shares of Goldman Sachs Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.886 per share on August 20, 2002. The underwriting spread paid was $0.45 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.022% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.0002%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

8.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.45 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #11: J.P. Morgan Quality Bond Portfolio, purchase of Verizon Global Funding Corporation.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Bear Stearns Securities. Bear Stearns Securities was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
140,000 shares of Verizon Global Funding Corporation, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.51 per share on August 21, 2002. The underwriting spread paid was $0.45. The percentage of the offering purchased by the J.P. Morgan Quality Bond
Portfolio was 0.014% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was .0001%. This purchase represented 0.30% of the J.P. Morgan Quality Bond
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.45 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #12: J.P. Morgan Quality Bond Portfolio, purchase of Kinder Morgan, Inc.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
175,000 shares of Kinder Morgan, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.716 per share on August 27, 2002. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.023% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.0002%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #13: J.P. Morgan Quality Bond Portfolio, purchase of Cox Communications.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Brothers. Salomon Brothers was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
55,000 shares of Cox Communications, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.263 per share on September 17, 2002. The underwriting spread paid was $0.65 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.005% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.0005%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.65 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #14: J.P. Morgan Quality Bond Portfolio, purchase of Barclays Bank PLC.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Barclays Capital, Inc. Barclays Capital, Inc. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
160,000 shares of Barclays Bank PLC, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $100.00 per share on September 18, 2002. The underwriting spread paid was $0.01 per share. The percentage of the offering purchased by the J.P.
Morgan Quality Bond Portfolio was 0.016% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.004%. This purchase represented 0.10% of the J.P. Morgan Quality
Bond Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.01 per share spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #15: J.P. Morgan Quality Bond Portfolio, purchase of Archer Daniels Midland Company.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Salomon Brothers, Inc. Salomon Brothers, Inc. was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
180,000 shares of Archer Daniels Midland Company, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.261 per share on September 26, 2002. The underwriting spread paid was $0.875. The percentage of the offering purchased by the J.P. Morgan Quality
Bond Portfolio was 0.036% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.0004%. This purchase represented 0.10% of the J.P. Morgan Quality Bond
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 third quarter meeting as well as information supporting the reasonableness of the $0.875 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.



Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770




Transactions effected pursuant to Rule 10f-3

Transaction #16: J.P. Morgan Quality Bond Portfolio, purchase of Household Finance Corp.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Lehman Brothers. Lehman Brothers was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
130,000 shares of Household Finance Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.37 per share on November 20, 2002. The underwriting spread paid was $0.45. The percentage of the offering purchased by the J.P. Morgan Quality Bond
Portfolio was 0.013% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.30%. This purchase represented 0.01% of the J.P. Morgan Quality Bond
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 forth quarter meeting as well as information supporting the reasonableness of the $0.45 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.




Met Investors Series Trust
Form: N-SAR December 31, 2002
Attachment Item 770



Transactions effected pursuant to Rule 10f-3

Transaction #17: J.P. Morgan Quality Bond Portfolio, purchase of Washington Mutual.

In any such transaction were effected during the reporting period, the following information should be furnished:

1.	 From whom was the securities acquired.
Lehman Brothers. Lehman Brothers was not an affiliated underwriter of the Portfolio.

2.	Identify the underwriting syndicates members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Portfolio and the syndicate included various other underwriters.

3.	Terms of the transaction.
The J.P. Morgan Quality Bond Portfolio, managed by
J.P. Morgan Investment Management Inc., purchased
160,000 shares of Washington Mutual, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $99.52 per share on November 21, 2002. The underwriting spread paid was $0.35. The percentage of the offering purchased by the J.P. Morgan Quality Bond
Portfolio was 0.021% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.40%. This purchase represented 0.02% of the J.P. Morgan Quality Bond
Portfolios assets. The security purchased was part of an issue registered with the Securities and Exchange
Commission and was part of a firm commitment underwriting.

4.	Information or materials upon which the determination
described in paragraph (h) (3) of the rule 10f-3 was made.

The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 2002 forth quarter meeting as well as information supporting the reasonableness of the $0.35 spread paid to certify that the purchase was made in compliance with the Board adopted 10f-3 procedures.